SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 23, 2003
Date of Report (Date of earliest event reported)

REDWOOD TRUST, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-13759	68-0329422

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Belvedere Place
Suite 300
Mill Valley, California	94941

(Address of Principal Executive Offices)	(Zip Code)

(415) 389-7373

(Registrant’s Telephone Number, Including Area Code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7(c). Exhibit

                 99.1 Press Release, dated October 23, 2003 “Redwood Trust Reports Third Quarter 2003 Earnings”.

Item 12. Results of Operations and Financial Condition

               Redwood Trust, Inc. is hereby furnishing, as an Exhibit to this current report on Form 8-K, a copy of its earnings release for the third quarter of 2003, publicly released on October 23, 2003.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2003

REDWOOD TRUST, INC.

By:	/s/ Harold F. Zagunis

Harold F. Zagunis
Vice President, Chief Financial Officer,
Treasurer and Secretary

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Exhibit Index

Exhibit Number

99.1	Press Release dated October 23, 2003 “Redwood Trust Reports Third Quarter 2003 Earnings”.

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